                  LIGHTHOUSE FAST FERRY, INC. ANNUAL MEETING
                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]    Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                          LIGHTHOUSE FAST FERRY, INC.
                          ---------------------------
               (Name of Registrant as Specified in its Charter)

   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[_]    Fee computed on the table below per Exchange Act Rules 14a-6 (i) (4) and
       0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)    Proposed maximum aggregate value of transaction:

       (5)    Total fee paid:
[_]    Fee paid previously with preliminary materials.
[_]    Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)    Amount previously paid:
       (2)    Form, Schedule or Registration Statement No.:
       (3)    Filing Party:
       (4)    Date Filed:

September 10, 2001


To Our Shareholders:

         You are cordially invited to the Annual Meeting of Shareholders (the "Meeting") of Lighthouse Fast Ferry, Inc. (the "Company") to be held on the M/V Finest, a Company ferry, which will depart at 11 a.m. local time from Pier 11 located at Wall Street and the East River, New York, New York on Wednesday, October 3, 2001.

         The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

         Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.


         WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

                                   Sincerely,

                                   Anthony Cappaze,
                                   Chairman of the Board and
                                   Chief Executive Officer

                          LIGHTHOUSE FAST FERRY, INC.
                        195 Fairfield Avenue, Suite 3C
                        West Caldwell, New Jersey 07706
                                (973) 228-9003

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 3, 2001

--------------------------------------------------------------------------------

September 10, 2001

To the Shareholders of Lighthouse Fast Ferry, Inc.:

         The Annual Meeting of Shareholders (the "Meeting") of Lighthouse Fast Ferry, Inc., a New Jersey corporation (the "Company") will be held on the M/V Finest, a Company ferry, which will depart at 11 a.m. local time from Pier 11 located at Wall Street and the East River, New York, New York on Wednesday, October 3, 2001, for the purpose of considering and voting upon proposals to:

         1. Elect two directors to a term of one year each, or until their successors are elected and qualify;

         2. Extend Anthony Colasanti's term as a director of the Company by an additional year, such term to expire at the Company's 2003 annual meeting of shareholders;

         3. Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on Thursday, August 16, 2001 as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope. The proxy will not be used if you attend the Meeting and vote in person.

         EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          Anthony Cappaze, Chairman of the Board
                                          and Chief Executive Officer

                          Lighthouse Fast Ferry, Inc.
                        195 Fairfield Avenue, Suite 3C
                        West Caldwell, New Jersey 07006
                                (973) 618-9034

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                October 3, 2001

--------------------------------------------------------------------------------

September 10, 2001

To Our Shareholders:

         This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Lighthouse Fast Ferry, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") to be held on the M/V Finest, a Company ferry, which will depart at 11 a.m. local time from Pier 11 located at Wall Street and the East River, New York, New York on Wednesday, October 3, 2001, and at any adjournments or postponements thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about September 10, 2001.


                              GENERAL INFORMATION

Solicitation

         The enclosed proxy is being solicited by the Company's Board of Directors. The costs of the solicitation will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or telegraph by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

         Holders of shares of Lighthouse Fast Ferry, Inc. $0.01 par value common stock (the "Common Stock") at the close of business on Thursday August 16, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. On the Record Date, 10,586,489 shares of Common Stock were outstanding. Holders of Common Stock are entitled to one vote per share.

         The presence, in person or by proxy, of holders of one-third of the total number of shares of Common Stock issued and outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. Abstentions will count towards quorum requirements.

         As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         The affirmative vote of a majority of the shares represented at the Meeting in person or by proxy and entitled to vote on the matter is required to approve Proposal Two. As to Proposal Two, a shareholder may: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" with respect to the proposal. Proposal Two shall be determined without regard to broker non-votes or proxies marked "ABSTAIN" as to Proposal Two.

         The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a New Jersey corporation have the right to dissent under the New Jersey Business Corporation Act.

Voting and Revocability of Proxies

         Shares of Common Stock represented by all properly executed proxies received at the Company's transfer agent by Tuesday, October 2, 2001 will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted "FOR" the slate of directors described herein and "FOR" the one-year extension of Mr. Colasanti's term as a Director of the Company. Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein. If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

         The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by: (i) providing notice in writing to the Company's corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of the Company's Common Stock as of August 16, 2001 by each director, director nominee and named executive officer of the Company, by all directors, director nominees and executive officers as a group, and sets forth the number of shares of Common Stock owned by each person who is known by the Company to be the beneficial owner of at least five percent of the Company's Common Stock.

Name and Address                                           Amount and Nature of                 Percent of
Of Beneficial Owner                                        Beneficial Ownership                Common Stock
-------------------                                        --------------------                ------------
Anthony Cappaze                                                1,575,850/(1)/                     14.09%
195 Fairfield Avenue, Suite 3C
West Caldwell, NJ  07006

Anthony Colasanti                                                621,602/(2)/                      5.58%
195 Fairfield Avenue, Suite 3C
West Caldwell, NJ  07006

Francis P. Matusek                                               931,124/(3)/                      8.80%
186 Highway 34
Matawan, New Jersey 07747

Gregory J. Hauke                                                  29,250                              *
195 Fairfield Avenue, Suite 3C
West Caldwell, NJ  07006

Richard D. King                                                        0                              *
179 Clarken Drive
West Orange, NJ  07052

John Ferreira, Jr.                                                     0/(4)/                         *
195 Fairfield Avenue, Suite 3C
West Caldwell, NJ  07006

All current directors and executive officers as a              2,226,702/(5)/                     18.97%
group (four persons)

________________
*Less than one percent.
(1) Includes 718,700 shares owned by Cappaze Associates, L.P., of which Mr. Cappaze is the General Partner; 78,000 shares owned by Elchanan Dulitz FBO Ashley North Ave. Inc., to which Mr. Cappaze pledged stock to secure a loan to the Company; 15,000 shares owned by Mr. Cappaze's spouse; options to acquire 200,000 shares at $1.75 per share until 06/11/2002; warrants to purchase 100,000 shares at $1.25 per share until 10/27/2001; warrants to purchase 100,000 shares at $1.00 per share until 01/01/03; and warrants to purchase 200,000 shares at $1.10 per share until 05/01/07.
(2) Includes options to acquire 100,000 shares at $1.50 per share until 12/20/2001; warrants to purchase 100,000 shares at $1.25 per share until 10/27/2001; warrants to purchase 100,000 shares at $1.00 per share until 01/01/03; warrants to purchase 50,000 shares at $1.00 per share until 01/01/02; and warrants to purchase 200,000 shares at $1.10 per share until 05/01/07. Does not include 50,000 shares which have not yet been transferred to Mr. Colasanti pursuant to a private transaction between Messrs. Colasanti and Matusek.
(3) Includes 2,250 shares owned by Mr. Matusek's spouse and 50,000 shares which have not yet been transferred to Mr. Colasanti pursuant to a private transaction between Messrs. Colasanti and Matusek. Mr. Matusek resigned as a Director on June 1, 2001.
(4) Mr. Ferreira's position as Chief Financial Officer of the Company ended August 31, 2001.
(5) Includes footnotes 1 through 4.


Other Owners.
------------

    To the knowledge of the Directors and executive officers of the Company, as of August 16, 2001, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company, other than the following:

Name and Address                                           Amount and Nature of                 Percent of
of Beneficial Owner                                        Beneficial Ownership                Common Stock
-------------------                                         --------------------                ------------
Capital Research Ltd.                                          773,000/(1)/                         6.8%
27241 Paseo Peregrino
San Juan Capistrano, CA 92675

Joseph Giamanco                                              1,200,000/(2)/                       10.68%
c/o Henry Kramer
GHM, Inc.
74 Trinity Place
New York, NY 10006

Michael Lauer                                                8,016,666/(3)/                       55.66%
c/o The Lancer Group
375 Park Avenue
New York, NY 10152

_____________________
(1) Includes warrants to purchase 50,000 shares at $2.00 per share until June 2005; warrants to purchase 50,000 shares at $1.25 per share until September 2005; warrants to purchase 50,000 shares at $2.00 per share until December 2005; warrants to purchase 50,000 shares at $2.00 per share until March 2006; warrants to purchase 50,000 shares at $2.00 per share until June 2006; and 523,000 shares underlying a convertible promissory note, such note being convertible into shares of stock at the rate of one share for each $1.00 of principal owing under the notes.
(2) Includes warrants to purchase 200,000 shares at $1.00 per share until July 2003; warrants to purchase 150,000 shares at $0.50 per share until March 2002; and 300,000 shares underlying a convertible promissory note, such note being convertible into shares of common stock at the rate of one share for each $1.00 of principal owing under the note.
(3) Mr. Lauer is Managing Director of Lancer Offshore, Inc., The Viator Fund Ltd. and The Orbiter Fund, Ltd. and managing partner of Lancer Partners, L.P. This total includes:
         (a) Beneficially owned by Lancer Offshore, Inc.: 2,000,000 shares; warrants to purchase 750,000 shares at $1.25 per share until 12/31/2002; 1,400,000 shares underlying three convertible promissory notes, all of which are convertible into shares of common stock at the rate of one share for each $1.00 of principal owing under the notes; and

366,666 shares underlying two convertible promissory notes, both of which are convertible into shares of common stock at a rate of one share for each $1.50 of principal owing under the notes.
         (b) Beneficially owned by Lancer Partners, LP: 700,000 shares and 300,000 shares underlying one promissory note which is convertible into shares of common stock at the rate of one share for each $1.00 of principal owing under the note.
         (c) Beneficially owned by The Orbiter Group: 375,000 shares and 500,000 shares underlying one promissory note which is convertible into shares of common stock at the rate of one share for each $1.00 of principal owing under the note.
         (d) Beneficially owned by The Viator Group: 1,125,000 shares and 500,000 shares underlying one promissory note which is convertible into shares of common stock at the rate of one share for each $1.00 of principal owing under the note.
         (e) Beneficially owned by Michael Lauer Individually: 250,000 shares.


                                  MANAGEMENT

         Executive officers of the Company are elected by the Board of Directors, and generally serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. Currently, Messrs. Cappaze and Colasanti have employment agreements with the Company which expire on December 31, 2005. There are no family relationships among any of the directors and executive officers of the Company.

         The following table sets forth the names and ages of all executive officers and directors whose terms will not expire prior to the Annual Meeting, and all persons nominated to serve as directors and the positions and offices that each person hold with the Company:


  Name                       Age      Position
  ----                       ---      --------
  Anthony Cappaze             57      Chief Executive Officer and Chairman of the Board

  Anthony T. Colasanti        58      Vice President, Secretary, Director

  Gregory J. Hauke            52      Director

  Richard D. King             64      Director Nominee


        Anthony Cappaze has served as Chairman of the Board and Chief Executive
        ---------------
Officer of the Company since its inception. He has served as president of Trinity Group, an investment advisory company, since 1998. From 1983 to 1998, he was Regional Manager, New York and New Jersey, for Northern Telecom. Prior to that, from 1975 to 1983, he served as Eastern U.S. Regional Vice President, Computer Marketing and Sales, at United Telecom. He attended Minnesota State University from 1963 to 1964.

         Anthony Colasanti is Vice President, Secretary, General Counsel and
         -----------------
Director of the Company. He has served as Director of the Company and General Counsel since 1996. He was elected by the Board to serve as Corporate Secretary beginning January 1, 1999. He has engaged in the general practice of law in New Jersey since 1967, with an emphasis on commercial transactional matters and commercial litigation. From 1987 to 1991, he served as a director for Newton Savings Bank, a New Jersey savings and loan institution. He received his B.S. in Economics from St. Peter's College in 1964 and his LLB (Law) from Seton Hall University in 1967.

         Gregory J. Hauke was appointed as a Director of the Company on June 1,
         ----------------
2000. Mr. Hauke has served as President of Hauke Realty Inc. since 1985 and has served as Chief Financial Officer of Phoenix Funding since 1996. Mr. Hauke also serves as Managing Partner of several real estate partnerships and is formerly of the accounting firm of Arthur Anderson & Company. Mr. Hauke received his B.S. in Business Administration from Seton Hall University and his MBA from Fairleigh Dickinson University.

         Richard D. King is a nominee for Director of the Company. Mr. King has
         ---------------
been privately employed as an engineering and project management consultant since January 2000. From July 1963 to January 2000, Mr. King has been employed by Consolidated Edison of New York, Inc., serving as a Director of Alternate Fuels from 1993 to 1997, and serving as Chief Engineer, Fossil Power Engineering and Construction from 1997 to January 2000. Mr. King received a BSCE in 1963 and a MSCE in 1966 from the New Jersey Institute of Technology.

Meetings of the Board and Committees
------------------------------------

         The Company's Board of Directors held eight meetings during the Company's fiscal year ended December 31, 2000. Such meetings consisted of consent Directors' minutes signed by all Directors and actual meetings at which all of the Directors were present in person or by telephone.

         No director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors held (during the period for which he has been a director) and (2) the total number of meetings held by all committees of the Board of Directors on which he has served (during the period that he served).

         There is no arrangement or understanding between any Director and any other person pursuant to which any person was selected as a Director.

         Effective with this election, all directors of the Company shall be paid $500 per meeting for their services as such, and any outside director shall be paid $100 for travel expenses for each meeting. In addition, effective this election, all outside directors shall receive 5,000 shares of common stock per year, in consideration for serving on the Company's Board of Directors. Furthermore, the directors are reimbursed for all expenses incurred by them in attending board meetings.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors and persons who own more than 10% of the Company's outstanding Common Stock to file reports of ownership with the Securities and Exchange Commission ("SEC"). Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on a review of Forms 3, 4, and 5 and amendments thereto furnished to the Company during and for the Company's fiscal year ended December 31, 2000, and as of August 16, 2001 there were no Directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3, Form 4 or Form 5 other than Capital Research, Ltd., which failed to timely file a Form 3 and Form 5, Joseph Giamanco, who failed to timely file a Form 3 and Form 5, Michael Lauer, who failed to timely file a Form 3 and Form 5, Lancer Offshore, Inc., which failed to timely file a Form 3 and Form 5, and The Viator Fund, Ltd., which failed to timely file a Form 3 and Form 5.

Audit Committee Report
----------------------

         This section of the proxy statement will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such Acts.

         The Company's Audit Committee is currently comprised of the Board of Directors, which has not yet adopted a written charter. The independent director serving on the Board of Directors, as that term is defined pursuant to Rule 4200(a)(14) of NASD's listing standards is Gregory Hauke.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Board of Directors, serving as the Audit Committee has reviewed and discussed the Company's audited financial statements with management and the independent accountants. The Board of Directors discussed with the independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent accountants also provided to the Board of Directors the written disclosures required by Independence Standards Board Standard No. 1 (Independence

Discussions with Audit Committees), and the Board of Directors discussed with the independent accountants that firm's independence.

         Based upon these reviews and discussions, the Board of Directors authorized the audited financial statements to be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and filed with the Securities and Exchange Commission.

         Audit Committee

               Anthony Cappaze
               Anthony Colasanti
               Gregory Hauke

Other Committees
----------------

         The Company does not currently have standing nominating or compensation committees of the Board of Directors, or committees performing similar functions.

                            EXECUTIVE COMPENSATION

Compensation and other Benefits of Executive Officers
-----------------------------------------------------

         The following table sets out the compensation received for the fiscal years ended April 30, 1997 and 1998, and December 31, 2000 and 1999 in respect to each of the individuals who were the Company's chief executive officer at any time during the last fiscal year and the Company's four most highly compensated executive officers whose total salary and bonus exceeded $100,000 (the "Named Executive Officers").

                                             SUMMARY COMPENSATION TABLE

             FISCAL YEAR COMPENSATION                                               LONG TERM COMPENSATION

                                                                         Awards                             Payouts

                                                                                        Restricted
                                                                                          Shares
                                                        Other                               or                    All other
                                                        Annual      Securities under     Restricted      LTIP      Compen-
     Name and                  Salary/(1)/  Bonus       Compen-        Option/SARs         Share       Payouts     sation
Principal Position      Year      ($)        ($)        sation          Granted            Units         ($)         ($)
------------------      ----      ---        ---        ------          -------            -----         ---         ---
Anthony Cappaze/        2000    150,000       0           0             100,000              0            0            0
Chairman                1999    100,000       0           0             300,000              0            0        5,700
and CEO                 1998     75,000       0           0                   0              0            0            0
                        1997     75,000       0           0                   0              0            0            0

Anthony Colasanti       2000    114,334       0           0             150,000              0            0            0
VP, General
Council &
Secretary

___________________
(1) The base compensation is recorded and accrued, but payment is deferred in the interest of optimizing the Company's cash flow for the fiscal years ended April 30, 1997, 1998 and December 31, 1999

Stock Option Plan
-----------------

         The Board of Directors of the Company has adopted a stock option plan effective March 10, 2000, which was approved by the shareholders on August 21, 2000. The stock option plan was adopted in order to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Company's employees and to promote the success of the Company's business. The Company has reserved 1,115,000 shares of its common stock under the stock option plan. As of August 16, 2001, no options have been granted under the stock option plan.

Agreements with Management
--------------------------

         The Company entered into an employment agreement with Mr. Cappaze in January 2000 and entered into an employment agreement with Mr. Colasanti in February 2000. These employment agreements were amended effective May 17, 2001.

         The term of Mr. Cappaze's amended employment agreement is for a period of six years through December 31, 2005. The term of Mr. Colasanti's amended employment agreement is for a period of five years and thirty-five months through December 31, 2005. Mr. Cappaze's base salary under his employment agreement is $150,000 per year and Mr. Colasanti's base salary under his employment agreement was $120,000 per year until July 1, 2001, at which time it was increased to $144,000 per year. Mr. Cappaze and Colasanti are individually referred to from time to time as "Employee" or collectively as "Employees" in this section. In addition to their base salaries, the Employees are entitled to merit increases in salaries during the term of the agreements in such amounts and at such times as determined by the Board of Directors of the Company. The employment agreements provide that the employment of each Employee may be terminated in the event of the death of the Employee, in which case the Company shall pay to the estate or other legal representative of the Employee his base salary (at the annual rate then in effect) accrued to that date which is six months after the Employee's date of death and not theretofore paid. The employment agreements provide that the employment of each Employee may also be terminated if the Employee becomes incapacitated and is unable to perform his normal duties under the agreements for ninety (90) consecutive days. Promptly after such termination, the Company shall pay to the Employee his base salary (at the annual rate then in effect) accrued to the date of termination and not theretofore paid. The Employees may also be terminated at any time for due cause (as that term is defined in the agreements) and in such event, the Company shall pay to the Employee his base salary at the annual rate then in effect accrued to the date of such termination and not theretofore paid to Employee. The Company may also terminate the employment of the Employees for any reason other than the above for whatever reason it deems appropriate and in that event, the Company shall (i) pay to the Employee a lump sum in an amount equal to two times the Employee's annual salary then in effect; and (ii) issue to the Employee cashless exercise stock warrants granting such Employee the right to purchase 200,000 shares of the Company's common stock at $1.10 per share, exercisable at any time over a period of five years from the date of termination (such lump payment and warrants to be referred to hereinafter as the "Termination Compensation").

         Each of the Employee's employment agreements provides that the Employee may terminate his employment in the event of a change of control in the Company. Should a change in control occur, the Employee may terminate his employment within one year after he has obtained actual knowledge of the following events:
(i) failure to elect or appoint Employee to, or removal of Employee from, his office and/or position except in connection with a death, disability, or termination for due cause; (ii) a reduction in Employee's overall compensation or a significant change in the nature or scope of the authorities, powers, functions or duties normally attached to Employee's positions with the Company;
(iii) a determination by Employee made in good faith that, as a result of a change in control, he is unable to effectively carry out the authorities, powers, functions or duties attached to his position and the situation is not remedied within 30 days; (iv) a breach of the Company of any provisions of the employment agreement which is not remedied within 30 days; (v) a change in the location at which substantially all of Employee's duties with the Company are to be performed to a location which is not within a 20 mile radius of the address of the place where Employee is performing services on the date of the change in control; and (vi) a failure by the Company to obtain the assumption of, and the agreement to perform, the employment agreement by any successor. After a change in control has occurred, if Employee terminates his employment with the Company, Employee: (i) shall be entitled to his salary, bonuses, awards, perquisites and benefits; and (ii) shall be entitled to his Termination Compensation.

         Mr. Cappaze's employment agreement dated January 2000 provides that he receive warrants for the purchase of 200,000 shares of common stock at $1.00 per share for which expire on 01/01/07, and warrants to purchase 200,000 shares of common stock at $1.10 per share which expire on 05/01/07. Mr. Colasanti's employment agreement dated February 2000 provides that he receive warrants for the purchase of 50,000 shares of common stock at $1.00 per share which expire on 01/01/07, and warrants to purchase 200,000 shares of common stock at $1.10 per share which expire on 05/01/07. Mr. Cappaze and Mr. Colasanti have deferred a significant portion of their compensation under these agreements. This deferred compensation carries an interest rate of 4% per annum. As of July 31, 2001, the total deferred compensation, including interest due, was $10,027.42.

Option/Stock Appreciation Rights ("SAR") Grants during the most recently
------------------------------------------------------------------------
completed Fiscal Year
---------------------

         The following table sets out the stock options and stock warrants granted as bonuses which were granted by the Company during the previous fiscal year to the Named Executive Officers of the Company. The following amounts include options that were granted prior to the previous fiscal year but were repriced during that year.

                      OPTION/SAR GRANTS IN PREVIOUS YEAR
                               INDIVIDUAL GAINS

                           Number of         % of Total
                           Securities       Options/SARs
                           Underlying        Granted to
                          Options/SARs      Employees in     Exercise or Base    Market Price on
Name                      Granted (#)       Fiscal Year        Price ($/Sh)       Date of Grant      Expiration Date
----                      -----------       -----------        ------------       -------------      ---------------
Anthony Cappaze             200,000             32%                $1.75              $1.75              06/11/02
                            100,000             16%                $1.25              $1.25              10/27/01

Anthony Colasanti           100,000             16%                $1.50              $1.50              12/20/01
                            100,000             16%                $ 125              $1.25              10/27/01

Aggregated Option/SAR Exercised in Last Financial Year and Fiscal Year-End
--------------------------------------------------------------------------
Option/SAR Values
-----------------

         The following table sets out all option/SARs and warrants granted as bonuses which were exercised by the Named Executive Officers during the most recently completed fiscal year and the values of options/SARs and warrants for such persons as of the end of the most recently completed fiscal year.

Aggregated Option/SAR Exercised in Last Fiscal Year and FY-End Option/SAR Values
--------------------------------------------------------------------------------

                                                                         Number of Securities         Value of
                                                                        Underlying Unexercised      Unexercised
                                                                        Options/SARs at FY-End    Options/SARs at
                                                                                 (#)                 FY-End ($)


                           Shares Acquired on                                Exercisable/            Exercisable/
Name                          Exercise (#)        Value Realized ($)        Unexercisable           Unexercisable
----                          ------------        ------------------        -------------           -------------
Anthony Cappaze            -0-                    -0-                  200,000 all exercisable           N/A
                                                                       100,000 all exercisable         $16,000

Anthony Colasanti          -0-                    -0-                  100,000 all exercisable           N/A
                                                                       100,000 all exercisable         $16,000

Compensation of Directors

         Effective with this election, all directors of the Company shall be paid $500 per meeting for their services as such, and any outside director shall be paid $100 for travel expenses for each meeting. In addition, effective this election, all outside directors shall receive 5,000 shares of common stock per year, in consideration for serving on the Company's Board of Directors. Furthermore, the directors are reimbursed for all expenses incurred by them in attending board meetings.

Benefit Plans

         The Company currently has no retirement, pension, profit-sharing or insurance or medical reimbursement plans covering its officers and directors, but does contemplate implementing group health, term life insurance and 401(k) plans once additional full-time management employees are hired. The NY Fast Ferry group has a group medical health plan and a 401(k) plan for its employees.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In June 1999 Anthony Cappaze, an officer and director of the Company, was granted options to purchase 200,000 shares of common stock exercisable at $1.75 per share for three years in consideration of services rendered to the Company. In October 1999, Mr. Cappaze was granted warrants to purchase 100,000 shares of common stock at $1.00 per share for two years in consideration of services rendered to the Company. Mr. Cappaze signed an Employment Agreement in January 2000 which was amended in May 2001, which provides that he receive warrants for the purchase of 200,000 shares of common stock at $1.00 per share which expire on 01/01/07, and warrants to acquire 200,000 shares of common stock at $1.10 per share which expire 05/01/07. In January 2000, the Board of Directors voted to issue 120,000 shares to Mr. Cappaze in lieu of outstanding salary for 1996 and 1997 of $102,000.

         Anthony Colasanti, an officer and director of the Company, also serves as general legal counsel for the Company. Mr. Colasanti's law firm, Colasanti & Scott, LLP, was paid approximately $5,000 in 1997, approximately $10,000 in 1998 and approximately $30,000 in 1999 by the Company for legal services rendered by his firm to the Company.

         Mr. Colasanti also received as an annual retainer for consulting services, 10,000 shares of common stock in May 1997 and 10,000 shares in May 1998. He received 25,000 shares in May 1999 for legal services in negotiating and closing a loan for the Company. In December 1999, Mr. Colasanti was granted an option to purchase 100,000 shares of common stock at $1.50 per share for two years. In October 1999, Mr. Colasanti was granted warrants to purchase 100,000 shares of common stock at $1.25 per share for two years. Mr. Colasanti signed an employment agreement as of February 2000, which provides that he receive warrants for the purchase of 50,000 shares of common stock at $1.00 per share which expire on 01/01/07, and warrants to purchase 200,000 shares of common stock at $1.10 per share which expire on 05/01/07.

         In January 2000, the Board of Directors voted to issue 12,500 shares to Mr. Colasanti in lieu of outstanding salary of $10,625. Mr. Colasanti directed the Company to issue the 12,500 shares to several individuals as gifts from Mr. Colasanti. Of the 12,500 shares, Mr. Colasanti gave a total of 5,000 shares to his two adult sons (2,500 shares each). Neither of these sons live in Mr. Colasanti's household, and none of the other individuals are related to Mr. Colasanti or reside in his household. Thus, Mr. Colasanti is not the beneficial owner of these shares. In May 2001, the Company amended Mr. Colasanti's employment agreement to increase the warrants granted thereunder, and to immediately vest the second and third anniversary warrants (a total of 200,000 warrants). In July 2001, the Company issued 6,602 shares of common stock to Mr. Colasanti in lieu of deferred salary for the period of March 1, 2000 through June 30, 2001 during which time Mr. Colasanti deferred 10% of his income.

         In January 2000, the Board of Directors voted to issue 120,000 shares to Francis Matusek, a director and officer of the Company, in lieu of outstanding compensation of $102,000.

         In October 1999, the Company issued an aggregate of 1,250,000 shares to Michael Lauer and two companies controlled by that investor (Lancer Offshore, Inc. and the Viator Fund Ltd.), all of them accredited investors, for gross proceeds of $1,250,000 or $1.00 per share. The Viator Fund also received warrants to purchase an aggregate of 750,000 shares of common stock exercisable at $1.25 per share until December 31, 2002. A finder's fee was paid to Capital Research, Ltd. on this portion of the offering in the amount of $125,000 and warrants to acquire 75,000 shares of common stock exercisable at $1.25 per share for five years.

         In March 2000, the Company issued 125,000 shares to The Viator Fund and 125,000 shares to another entity in consideration of a $1,000,000 bridge loan to the Company.

         In July 2000, the Company issued 50,000 shares, having a fair market value on the date of issuance of $2.00 per share, to Lancer Offshore, Inc. in connection with its purchase of a senior convertible promissory note of the Company in the amount of $500,000.

         In October 2000, the Company issued 50,000 shares, having a fair market value on the date of issuance of $1.25 per share, to Lancer Offshore, Inc. in connection with its purchase of a senior convertible promissory note of the Company in the amount of $200,000.

         In December 2000, the Company entered into an Amendment to Senior Promissory Note Agreement whereby the Company agreed to issue 350,000 shares to Lancer Offshore, Inc.; 250,000 shares to The Orbiter Fund, Ltd.; 250,000 shares to The Viator Fund, Ltd.; 150,000 shares to Lancer Partners, L.P.; 150,000 shares to Joseph Giamanco; and 176,650 shares to Capital Research Ltd. at a price per share of $1.25 in consideration of the extension of the maturity dates of certain Senior Convertible Promissory Notes and the reduction of the conversion prices.

         In March 2001, the Company issued 150,000 shares of common stock to Lancer Offshore, Inc. in connection with Lancer's purchase of a $275,000 10% Senior Promissory Note of the Company that is to be paid off with the proceeds from the sale of the Company's Shrewsbury property. This note is convertible into the Company's common stock at $1.50 per share.

         In April 2001, the Company issued 150,000 shares of common stock to Lancer Offshore, Inc. in connection with Lancer's purchase of a $275,000 10% Senior Promissory Note of the Company that is to be paid off with the proceeds from the sale of the Company's Shrewsbury property. This note is convertible into the Company's common stock at $1.50 per share.

         In June 2001, the Company issued 400,000 shares of common stock to Lancer Offshore, Inc. in connection with Lancer's purchase of a $700,000 10% Senior Promissory Note of the Company due October 31, 2001. Interest on the note is payable quarterly and may be repaid anytime within three months of issuance; however, the note must be repaid out of the financing greater than $3,000,000. The note is convertible into the Company's common stock at $1.00 per share.

         During the second quarter of 2001, the Company issued the following shares of common stock to the following 10% Senior Promissory Note holders in consideration of a four-month extension of the maturity date on the notes and the reduction of the conversion prices to $1.00 per share:

Senior Convertible Promissory Note Holder              Number of Shares         Price per Share
-----------------------------------------              ----------------         ---------------
Lancer Offshore, Inc.*                                      475,000                  $1.65
The Viator Fund, Ltd.*                                      250,000                  $1.65
Lancer Partners, LP.*                                       275,000                  $1.65
Capital Research, Ltd.                                      176,500                  $1.65
Joseph Giamanco                                             150,000                  $1.65

____________
*Michael Lauer is Managing Director of Lancer Offshore, Inc., The Viator Fund Ltd. and Lancer Partners, LP. Mr. Lauer is a 5% or greater owner of the Company.

         Other than the transactions stated herein, none of the directors or executive officers of the Company, nor any 5% owner of the Company, has been involved in any transaction with the Company exceeding $60,000 that has occurred in the last two years.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

         The Board of Directors is nominating two Directors for election. The number of Directors on the Company's Board of Directors has been established by the Bylaws of the Company as no fewer than one nor more than twenty-one directors. The Company's Bylaws provide that the Board of Directors be divided into three groups, A, B and C, each group to be as nearly equal in number as possible. The terms of office of Directors of group A are to expire at the first annual meeting of shareholders after their election, the terms of office of group B are to expire at the second annual meeting after their election, and the terms of office of group C are to expire at the third annual meeting of shareholders following the annual meeting at which such Director was elected.

         At the Company's 2000 Annual Meeting of shareholders, Anthony Cappaze was elected to hold office in group C for a term of three years. Gregory Hauke and Frank Matusek were each elected to hold office in group A for a term of one year. Anthony Colasanti was elected to hold office in group B for a term of two years.

         A vacancy on the Board of Directors was created by Frank Matusek's resignation from the Board on June 1, 2001. The term of Gregory Hauke expires at the Meeting. At the Meeting, Directors will be elected to terms of one year each, expiring at the next annual meeting of shareholders, or until their successors are elected and qualify.

Nominees for Election of Directors

         The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the two nominees for Director named below. If, at the time of the Meeting, either of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Gregory Hauke and Richard D. King will each hold office in Group A for a term of one year, until their successors are duly elected or appointment or until their earlier death, resignation or removal.


                                 PROPOSAL TWO
                         EXTENSION OF TERM OF DIRECTOR

     At the Company's 2000 Annual Meeting of Shareholders, Anthony Colasanti was elected to hold office in group B for a term of two years. Mr. Colasanti's term does not expire at the Meeting, but the Board of Directors believes it is in the best interest of the Company to extend Mr. Colasanti's term of office to an additional year, so that his term will expire in 2003.

Vote Required and Recommendation of Board

     Proposal Two requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote. The Board of Directors recommends that shareholders vote "FOR" Proposal Two.


                         ANNUAL REPORT TO SHAREHOLDERS

     Included with this Proxy Statement is the Company's 2000 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000.


                                 OTHER MATTERS

     Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.


                        INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of Weinick Sanders Leventhal & Co., LLP, our independent public accountants, are not expected to be present at the Meeting. Representatives of Weinick Sanders Leventhal & Co., LLP will, however, have the opportunity to make a statement to be read at the Meeting if they desire to do so and will be available to respond to appropriate questions submitted to them.

1.   Audit Fees The aggregate fees billed for professional services rendered for
     ----------
the audit of the

Company's annual financial statements for the year 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB totaled approximately $80,000.

2.   Financial Information Systems Design and Implementation Fees No fees were
     ------------------------------------------------------------
billed for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (which include the operation or management of the Company's information system or local area network, and the design and implementation of a hardware or software system that aggregates data underlying the financial statements or otherwise generates rendered by the principal accountant for the year 2000.

3.   All Other Fees No fees were billed for services rendered by Weinick Sanders
     --------------
Leventhal & Co., LLP other than the services covered in paragraphs 1 and 2 above for the year 2000.

     The Board of Directors acting as the Audit Committee has determined that provisions of services covered in paragraphs 2 and 3 above are compatible with maintaining the independence of Weinick Sanders Leventhal & Co., LLP as to the Company.

                             SHAREHOLDER PROPOSALS

     Any proposal which a shareholder may desire to present at the 2002 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company no later than June 5, 2002.

                               BY ORDER OF THE BOARD OF DIRECTORS,

                               Anthony Cappaze, Chairman of the Board and Chief Executive Officer

                          LIGHTHOUSE FAST FERRY, INC.
                          195 Fairfield Avenue, Suite 3C
                          West Caldwell, New Jersey 07006
                                  (973) 618-9034

                ANNUAL MEETING OF SHAREHOLDERS--October 3, 2001

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned shareholder of Lighthouse Fast Ferry, Inc. hereby constitutes and appoints Anthony Cappaze and Anthony Colasanti, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of Common Stock and/or standing in the name of the undersigned at the Annual Meeting of Shareholders to be held on the M/V Finest, a Company ferry, which will depart at 11 a.m. local time from Pier 11 located at Wall Street and the East River, New York, New York on Wednesday, October 3, 2001, and at any adjournment or adjournments thereof, upon the following:

   Proposal One: To elect the following person as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:


Gregory J. Hauke          Group A        For [_]  Withhold Authority to vote [_]

Richard D. King           Group A        For [_]  Withhold Authority to vote [_]

   Proposal Two: To extend Anthony Colasanti's term as a director in Group B by an additional year, such term to expire at the Company's 2003 Annual Meeting of Shareholders, or until his successor is elected and qualifies:

                     For [_]                         Against [_]

   In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said Proxies lawfully may do by virtue hereof.

   THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSAL, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES LISTED ABOVE AND FOR PROPOSAL TWO. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

   Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person. A corporation must sign in its name by the President or other authorized officer. All co-owners and each joint owner must sign.
                                          Date: _______________________________

                                          _____________________________________
                                          Signature(s)

                                          Address if different from that on
                                           envelope:
                                          _____________________________________
                                          Street Address

                                          _____________________________________
                                          City, State and Zip Code

                                          Please check if you intend to be
                                           present at the meeting:   [_]